UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                               ESSEX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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2)   Aggregate number of securities to which transaction applies:

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     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SEC 1913 (3-99)

                                ESSEX CORPORATION

Fellow Stockholder:

         You are cordially invited to attend our Annual Meeting of Stockholders of Essex Corporation to be held at Oriole Park at Camden Yards, 555 Russell Street, 6th Floor Banquet Room, Baltimore, Maryland on Monday, December 4, 2000 at 1:00 p.m. We invite you to arrive between 12:00 noon and 1:00 p.m. to visit with Essex Senior Management, discuss Essex' new technology, and snack on hors d'oeuvres.

         As discussed in this Proxy Statement, the matters to be acted on at the Annual Meeting are: the election of directors; the ratification of the Company's 2000 stock option plan; and the ratification of the appointment of independent auditors. Additionally, there will be a presentation reviewing the Company's performance in 1999 and 2000 and prospects for 2001. There will also be an opportunity for Stockholders to present questions to management and to a representative of the Company's independent auditors. Discussions of the Company's business at past annual meetings have generally been interesting and useful. We hope you will be able to attend.

         The Company's Annual Report on Form 10-KSB for the year ended December 26, 1999, including the financial statements, is enclosed. Such report and financial statements are not a part of this Proxy Statement.

         Whether or not you plan to attend, we hope that your shares of stock will be represented and voted at the Annual Meeting. You can accomplish this by completing, signing, dating and promptly returning your proxy in the enclosed envelope. Please mark your proxy card carefully.

         Your stock will be voted in accordance with the instructions you have given in your proxy. If you are a stockholder of record and are present at the Annual Meeting, you may withdraw your ballot in person and you may cast your ballot at that time if you so desire.

                                          Respectfully yours,
                                          /s/ Len
                                          -----------------------------------
                                          Leonard E. Moodispaw
                                          President & Chief Executive Officer

Columbia, Maryland
November 10, 2000

                                ESSEX CORPORATION
                               9150 Guilford Road
                          Columbia, Maryland 21046-1891

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           ---------------------------

         Notice is hereby given that the Annual Meeting of Stockholders of Essex Corporation (the "Company"), a Virginia corporation, will be held at 1:00 p.m., Monday, December 4, 2000, and thereafter as it may from time-to-time be adjourned, at Oriole Park at Camden Yards, 555 Russell Street, 6th Floor Banquet Room, Baltimore, Maryland, for the following purposes:

1. To elect nine (9) directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2. To approve the adoption of the Essex Corporation 2000 Stock Option and Appreciation Rights Plan;

3.       To ratify the appointment of independent auditors; and

4.       To  transact such other business as may properly come before the Annual
         Meeting.

         Your attention is directed to the accompanying Proxy Statement for further information with respect to the matters to be acted upon at the Annual Meeting.

         The Board of Directors fixed the close of business on October 16, 2000, as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed.

         The approximate date on which the Proxy Statement and form of Proxy was first sent or given to shareholders is November 13, 2000.

         Please indicate your vote, date and sign the enclosed proxy card and promptly return it in the enclosed addressed envelope. The prompt return of proxies will assure a quorum and reduce solicitation expenses. If you are a stockholder of record and are personally present at the Annual Meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

                                       BY ORDER OF THE BOARD OF DIRECTORS
                                       /s/ Kimberly J. DeChello
                                       ----------------------------------
                                       KIMBERLY J. DECHELLO
                                       Secretary

Columbia, Maryland
November 10, 2000

                                ESSEX CORPORATION
                               9150 Guilford Road
                          Columbia, Maryland 21046-1891
                           ---------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 4, 2000
                           ---------------------------

         The enclosed proxy is furnished to the holders of common stock, no par value (the "Common Stock"), and the Series B Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of Essex Corporation (the "Company") and is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on December 4, 2000 and at any adjournments thereof (the "Annual Meeting"). The approximate date on which the Notice of Annual Meeting, Proxy Statement and proxy card are first sent or given to Stockholders is November 13, 2000.

         The shares represented by all properly executed proxies will be voted at the Annual Meeting in accordance with instructions thereon. If no instructions are indicated, the proxy will be voted FOR the nominees for director listed on the proxy and also listed under the caption "Proposal 1" herein; FOR approval of the 2000 Stock Option Plan; and FOR ratification of appointment of independent auditors. The Company's Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the Stockholders vote in favor of each of the proposals. All valid proxies obtained will be voted at the discretion of the Board of Directors with respect to any other business that may come before the Annual Meeting.

         The Board of Directors has fixed the close of business on October 16, 2000 as the record date (the "Record Date") for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof, notwithstanding any subsequent transfers of stock. The stock transfer books will not be closed.

         As of the Record Date, there were outstanding 4,404,361 shares of the Common Stock and 250,000 shares of Preferred Stock. Holders of shares of Common Stock and Preferred Stock of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. In each matter submitted to stockholders at the Annual Meeting, holders of Preferred Stock are entitled to such number of votes as shall entitle them in the aggregate to 51% of the total voting power of the capital stock of the Company. The presence in person or by proxy of holders of record of at least one-third of the shares outstanding as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The nominees to be selected as directors named in Proposal 1 must receive a plurality of the eligible votes cast at the Annual Meeting with respect to Proposal 1. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on each specific matter. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum.

         Proxies may be revoked before they are voted at the Annual Meeting by giving written notice of revocation to the Secretary, by submission of a proxy bearing a later date, or by attending the Annual Meeting in person and voting by ballot.

         The cost of preparing and mailing this Proxy Statement and the accompanying proxy card will be borne by the Company and the Company will pay the cost of soliciting proxies. In addition to solicitation by mail, certain officers and regular employees of the Company and employees of the Company's Transfer Agent may solicit the return of proxies by telephone, telegram or in person. The Company will also reimburse brokers, nominees and other fiduciaries for their expenses in forwarding solicitation materials to the beneficial owners of Common Stock and soliciting them to execute proxies.

         Any document referenced in this Proxy Statement is available without charge to any stockholder of record upon request. All requests shall be made either in writing, and directed to the Company at its main office address, 9150 Guilford Road, Columbia, MD 21046-1891, or orally and directed to the Secretary at 301-939-7000.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

GENERAL

         The voting securities of the Company consist of Common Stock and Preferred Stock. On the Record Date there were 4,404,361 shares of Common Stock and 250,000 shares of Preferred Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting. The Preferred Stock has voting rights, subject to certain terms and conditions, equal to 51% of the total voting power of all holders of all capital stock of the Company. Based upon the number of shares of Common Stock outstanding on the Record Date, the Board of Directors of the Company has determined that the holders of Preferred Stock are therefore entitled to 4,584,130 votes which equates to 51% of the total votes that may be cast at this Annual Meeting.

ISSUANCE OF PREFERRED STOCK

         The Preferred Stock was issued September 12, 2000 to Networking Ventures, LLC ("Networking Ventures") and GEF Optical Investment Company, LLC ("GEF") (together the "Investors"). The Investors paid $1 million for 250,000 shares of Preferred Stock. The Investors will pay another $1 million over the next 12 months for an additional 250,000 shares of Preferred Stock. Each preferred share is convertible into four shares of common stock, subject to adjustment.

         In addition, the Investors were issued warrants exercisable for two million shares of Common Stock, which can be acquired at a nominal price. The warrants become exercisable under certain terms and conditions, such as the market price of the stock exceeding $10 per share for five consecutive trading days, or the closing of a private placement of at least $10 million of the Company's equity securities where the valuation of the company exceeds $50 million. The warrants also will become exercisable upon a sale of all or substantially all of the assets of the Company or a merger or acquisition of the Company. The warrants have a term of 5 years. Pursuant to the terms of a Registration Rights Agreement, the Investors have registration rights with respect to Common Stock they receive by reason of conversion of the Preferred Stock and/or exercise of the warrants.

         As contemplated by the stock purchase agreement relating to the purchase and sale of the Preferred Stock, the Company's directors elected John
G. Hannon, Caroline S. Pisano and H. Jeffrey Leonard to the Board to fill existing vacancies. As a result of this transaction, the Company believes that a change in control has occurred because the 51% voting rights of the Preferred Stock allow the Investors to elect the entire board of directors.

COMMON STOCK

         The following table and accompanying notes set forth, as of the Record Date, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person or group who beneficially owns more than 5% of the Common Stock, (ii) each of the directors of the Company, (iii) each of the officers of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group.


                                             Amount and Nature    Percentage of Outstanding
              Name and Address                 of Beneficial       Shares of Common Stock
            of Beneficial Owner*               Ownership (1)         Beneficially Owned
     ---------------------------------   -----------------------  -------------------------
     John G. Hannon (2)                          1,006,800                  18.63
     Caroline S. Pisano (3)                      1,006,000                  18.61
     H. Jeffrey Leonard (4)                      1,000,000                  18.50
     James P. Gregory (5)                        1,000,000                  18.50
     Marie S. Minton (6)                         1,000,000                  18.50
     GEF Optical Investment
         Company, LLC (7)(20)                    1,000,000                  18.50
     Networking Ventures, LLC (8)(20)            1,000,000                  18.50
     Harry Letaw, Jr. (9)                          673,559                  15.29
     Terry M. Turpin (10)                          371,193                   8.25
     Leonard E. Moodispaw (11)                     257,650                   5.60
     Joseph R. Kurry, Jr. (12)                     145,859                   3.23
     Frank E. Manning (13)                         127,775                   2.87
     Matthew S. Bechta (14)                        104,198                   2.33
     Craig H. Price (15)                            79,342                   1.78
     Harold P. Hanson (16)                          74,344                   1.68
     Robert W. Hicks (17)                           69,200                   1.56
     Ray M. Keeler (18)                             45,000                   1.01

     All Directors and Executive Officers
     as a Group (14 persons) (19)                4,353,437                  53.59

-----------------------------------------

     * Except as noted below, all beneficial owners are directors and/or officers of the Company and can be reached c/o Essex Corporation, 9150 Guilford Road, Columbia, MD 21046-1891.

     (1) The shares listed above include options and rights to acquire shares within sixty (60) days and shares held of record by the Essex Corporation Retirement Trust as to which shares the respective participant has disposition and voting rights. The percentage ownership is computed based upon the number of shares which would be outstanding if such options and rights were exercised.

     (2) John G. Hannon is a Director of the Company and a managing member of Networking Ventures. Of the shares shown as beneficially owned, 6,800 are owned directly by Mr. Hannon and 1,000,000 shares may be deemed to be beneficially owned by Mr. Hannon as described in footnotes (8) and
         (20) below. Mr. Hannon's address is c/o Networking Ventures, 9150 Guilford Road, Columbia, MD 21046-189l.

     (3) Caroline S. Pisano is a Director of the Company and a managing member of Networking Ventures. Of the shares shown as beneficially owned, 6,000 are owned directly by Ms. Pisano and 1,000,000 shares may be deemed to be beneficially owned by Ms. Pisano as described in footnotes (8) and (20) below. Ms. Pisano's address is c/o Networking Ventures, 9150 Guilford Road, Columbia, MD 21046-189l.

     (4) H. Jeffrey Leonard is a Director of the Company and a director of the managing member of GEF. Mr. Leonard may be deemed to be the beneficial owner of these shares by virtue of the arrangements described in footnotes (7) and (20) below. Mr. Leonard's address is c/o GEF, 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

                                       4

     (5) James P. Gregory is a director of the managing member of GEF. Mr. Gregory may be deemed to be the beneficial owner of these shares by virtue of the arrangements described in footnotes (7) and (20) below. Mr. Gregory's address is c/o GEF, 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

     (6) Marie S. Minton is a nominee for Director of the Company and a director of the managing member of GEF. Ms. Minton may be deemed to be the beneficial owner of these shares by virtue of the arrangements described in footnotes (7) and (20) below. Ms. Minton's address is c/o GEF, 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

     (7) Consists of 500,000 shares of Stock issuable upon conversion of 125,000 shares of Preferred Stock. Also consists of 500,000 shares of Common Stock issuable on conversion of 125,000 shares of Preferred Stock directly owned by Networking Ventures, by virtue of the voting arrangements described in footnote (20) below. GEF is a Delaware limited liability company with its principal executive offices located at 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

     (8) Consists of 500,000 shares of Stock issuable upon conversion of 125,000 shares of Preferred Stock. Also consists of 500,000 shares of Common Stock issuable on conversion of 125,000 shares of Preferred Stock directly owned by GEF, by virtue of the voting arrangements described in footnote (20) below. Networking Ventures is a Maryland limited liability company with its principal executive offices located at 9150 Guilford Road, Columbia, MD 20146-1891.

     (9) Dr. Harry Letaw, Jr. is the former Chairman of the Board and Chief Executive Officer of the Company. His address is 1023 Benfield Boulevard, Millersville, MD 21108

    (10) Terry  M.  Turpin  is a  Director,  Senior  Vice  President  and  Chief
         Technical Officer of the Company. Of the shares shown as beneficially owned, 92,500 represent presently exercisable rights to acquire common stock through stock options.

    (11) Leonard E. Moodispaw is President, Chief Executive Officer and a Director of the Company. Of the shares shown as beneficially owned, 200,500 represent presently exercisable rights to acquire common stock through stock options.

    (12) Joseph R. Kurry, Jr. is Senior Vice President, Treasurer and Chief Financial Officer of the Company. Of the shares shown as beneficially owned, 107,500 represent presently exercisable rights to acquire common stock through stock options.

    (13) Mr. Manning is the Chairman Emeritus and a Director of the Company. Of the shares shown as beneficially owned, 41,500 represent presently exercisable rights to acquire common stock through stock options. Does not include 40,000 shares of the Company's Common Stock owned of record and beneficially by Mrs. Eva L. Manning, wife of Mr. Frank E. Manning. Also does not include 169,000 shares beneficially owned by six separate family trusts of which Mrs. Manning is the sole trustee and over which trusts she has exclusive voting and dispositive power.

    (14) Matthew S. Bechta is Vice President of the Company. Of the shares shown as beneficially owned, 65,000 represent presently exercisable rights to acquire common stock through stock options.

    (15) Craig H. Price is Vice President of the Company. Of the shares shown as beneficially owned, 65,000 represent presently exercisable rights to acquire common stock through stock options.

    (16) Harold P. Hanson is currently a Director of the Company whose term expires at the Annual Meeting. Of the shares shown as beneficially owned, 25,500 represent presently exercisable rights to acquire common stock through stock options.

    (17) Robert W. Hicks is a Director of the Company. Of the shares shown as beneficially owned, 29,000 represent presently exercisable rights to acquire common stock through stock options.

    (18) Ray M. Keeler is a Director of the Company. Of the shares shown as beneficially owned, 30,000 represent presently exercisable rights to acquire common stock through stock options.

    (19) Of  the  shares  shown  as  beneficially  owned,   3,719,000  represent
         presently exercisable rights to acquire common stock through stock options and preferred stock.

    (20) Based on a Schedule 13D filed with the SEC on September 8, 2000 (the "Schedule 13D"), each of GEF, Mr. Leonard, Ms. Minton, Mr. Gregory, Networking Ventures, Mr. Hannon and Ms. Pisano may be deemed the beneficial owner of 1,000,000 shares of Common Stock issuable upon conversion of 250,000 shares of Preferred Stock deemed beneficially held for the account of GEF and Networking Ventures by virtue of the provisions of a Shareholders Voting Agreement between GEF and Networking Ventures providing for certain voting arrangements with respect to such shares. A copy of the Shareholders Voting Agreement is included as Exhibit 3 to the Schedule 13D.

PREFERRED STOCK

         The following table shows information concerning the beneficial ownership of the Company's Preferred Stock as of the Record Date by each director, by each of the officers named in the Summary Compensation Table appearing elsewhere in this proxy statement, by all directors and executive officers as a group and by each person who is known to the Company to be the beneficial owner of more than 5% of any series of Preferred Stock. Directors and executive officers omitted from the following table do not beneficially own any shares of Preferred Stock.

                                             Amount and Nature    Percentage of Outstanding
                                               of Beneficial       Shares of Preferred Stock
          Name of Beneficial Owner               Ownership            Beneficially Owned
     ---------------------------------   -----------------------  --------------------------
     John G. Hannon(1)                            250,000                   100
     Caroline S. Pisano(2)                        250,000                   100
     James P. Gregory(3)                          250,000                   100
     H. Jeffrey Leonard(4)                        250,000                   100
     Marie S. Minton(5)                           250,000                   100
     GEF Optical Investment
         Company, LLC(6)(8)                       250,000                   100
     Networking Ventures, LLC(7)(8)               250,000                   100

     All Directors and Executive Officers
     as a Group                                   250,000                   100

     (1) John G. Hannon is a Director of the Company and a managing member of Networking Ventures. These shares may be deemed to be beneficially owned by Mr. Hannon as described in footnotes (7) and (8) below.

     (2) Caroline S. Pisano is a Director of the Company and a managing member of Networking Ventures. These shares may be deemed to be beneficially owned by Ms. Pisano as described in footnotes (7) and (8) below.

     (3) James P. Gregory is a director of the managing member of GEF. Mr. Gregory may be deemed to be the beneficial owner of these shares by virtue of the arrangements described in footnotes (6) and (8) below.

     (4) H. Jeffrey Leonard is a Director of the Company and a director of the managing member of GEF. Mr. Leonard may be deemed to be the beneficial owner of these shares by virtue of the arrangements described in footnotes (6) and (8) below.

     (5) Marie S. Minton is a nominee for Director of the Company and a director of the managing member of GEF. Ms. Minton may be deemed to be the beneficial owner of these shares by virtue of the arrangements described in footnotes (6) and (8) below.

     (6) Consists of 125,000 shares of Preferred Stock owned directly by GEF. Also consists of 125,000 shares of Preferred Stock directly owned by Networking Ventures, by virtue of the voting arrangements described in footnote (8) below.

     (7) Consists of 125,000 shares of Preferred Stock owned by Networking Ventures. Also consists of 125,000 shares of Preferred Stock directly owned by GEF, by virtue of the voting arrangements described in footnote (8) below.

     (8) Based on a Schedule 13D, each of GEF, Mr. Leonard, Ms. Minton, Mr. Gregory, Networking Ventures, Mr. Hannon and Ms. Pisano may be deemed the beneficial owner of 250,000 shares of Preferred Stock deemed beneficially held for the account of GEF and Networking Ventures by virtue of the provisions of a Shareholders Voting Agreement between GEF and Networking Ventures providing for certain voting arrangements with respect to such shares. A copy of the Shareholders Voting Agreement is included as Exhibit 3 to the Schedule 13D.

                      THE BOARD OF DIRECTORS AND COMMITTEES

         The Company's directors generally meet quarterly. Additionally, the By-Laws provide for special meetings and, as also permitted by Virginia law, Board action may be taken without a meeting upon unanimous written consent of all directors. Board members not employed by the Company are entitled to receive a maximum of $1,500 for each Board or Board Committee Meeting attended. In 1999 the Board held two meetings; the entire membership of the Board was present at both of the meetings. Outside directors waived receipt of compensation for one of the meetings attended in 1999.

         The Board of Directors has three standing Committees: the Audit Committee, the Ethics Committee and the Compensation Committee. The Audit Committee, established by resolution of the Board, is vested with the following duties and powers: (1) to recommend to the Board the independent public accountants to audit the books and records of the Company; (2) to review the recommendations of the independent public accountants with respect to accounting methods and internal controls, and to advise the Board with respect thereto; (3) to examine the scope and extent of the audit conducted by the independent public accountants and to advise the Board with respect thereto; and (4) such other functions and responsibilities as may be assigned by the Board. Mr. Robert W. Hicks and Mr. Ray M. Keeler were members of the Audit Committee and attended the five meetings of the Committee held in 1999. The Audit Committee met and reviewed all interim statements and reports prior to issuance to shareholders and filing with the Securities and Exchange Commission.

         The Compensation Committee recommends to the Board of Directors compensation, including incentive compensation, for principal executives of the Company. Membership is comprised of outside directors and consisted of Mr. Ray
M. Keeler and Mr. Frank E. Manning during 1999. The Committee was consulted on several matters; however, all issues concerning compensation were discussed by the Board as a whole.

                             AUDIT COMMITTEE REPORT

         The Audit Committee reports as follows with respect to the audit of the Company's fiscal 1999 audited financial statements.

         - The Committee has reviewed and discussed the Company's 1999 audited financial statements with the Company's management;


         - The Committee has discussed with the independent auditors (Stegman & Company) the matters required to be discussed by SAS No. 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

         - The Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

         - Based on review and discussions of the Company's 1999 audited financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's 1999 audited financial statements be included in the Company's Annual Report on Form 10-KSB.

                                                     Audit Committee

                                                     Robert W. Hicks
                                                     Ray M. Keeler

October 16, 2000

         The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's five other most highly compensated executive officers who served as such at the end of the last fiscal year and whose total compensation exceeds $100,000.

                           Summary Compensation Table

================================================================================================
                                                                                    Long-Term
                                              Annual Compensation                  Compensation
                                              -------------------                  ------------
                                                                                      Awards
                                                                                      ------
                                                                       Other        Securities
                                                                       Annual       Underlying
        Name and                                                    Compensation   Options/SARs
   Principal Position         Year   Salary($)(1)    Bonus ($)         ($)(3)          (#)
------------------------------------------------------------------------------------------------
Leonard E. Moodispaw          1999     124,800           0               0            45,000
President and CEO(2)          1998      60,240           0               0            75,000

Harry Letaw, Jr.(4)           1999     135,200           0               0              0
Former Chairman of the        1998     135,200           0               0              0
Board and CEO                 1997     135,200           0               0              0

Terry M. Turpin               1999     122,720           0             3,682          15,000
Senior Vice President and     1998     122,720           0             3,682            0
Director                      1997     122,720           0             3,540          35,000

Joseph R. Kurry, Jr.          1999     114,400           0             3,432          15,000
Treasurer, Senior Vice        1998     114,400           0             3,432            0
President and CFO             1997     114,400           0             3,300          30,000

Craig H. Price                1999     103,260           0             3,098          10,000
Vice President                1998     102,960           0             3,089            0
                              1997     102,960           0             2,970          29,000

Matthew S. Bechta             1999     102,960           0             3,089          10,000
Vice President                1998     102,960           0             3,089            0
                              1997     102,960           0             3,089          25,500
================================================================================================

(1) Includes amounts deferred at the election of the named executive officer pursuant to Section 401(k) of the Internal Revenue Code ("401(k)").

(2)  Mr. Moodispaw rejoined the Company in May 1998 on a full-time basis.

(3) Represents matching 401(k) contributions made on behalf of the respective named executive officer pursuant to the Company's Retirement Plan and Trust. Excludes other perquisites and benefits not exceeding the lesser of $50,000 or 10% of the named executive officer's total annual salary and bonus.

(4)  Dr. Letaw resigned as Chairman and CEO effective September 12, 2000.

                                       9

DEFINED CONTRIBUTION RETIREMENT PLAN

          The Company has a qualified defined contribution retirement plan, the Essex Corporation Retirement Plan and Trust, which includes a 401(k) salary reduction feature for its employees. The Plan calls for a discretionary contribution as determined by the Board of Directors, and an employer matching contribution of up to 3% of eligible employee compensation under the salary reduction feature. Discretionary contributions are determined annually by the Board of Directors. No discretionary contribution was made by the Company to the Retirement Plan for 1999. The total authorized contribution under the matching contribution feature of the Plan was approximately $68,000 in 1999. All employee contributions are 100% vested at all times and Company contributions vest based on length of service. Vested contributions are distributable and benefits are payable only upon death, disability, retirement or break in service. Participants may request that their accrued benefits under the Section 401(k) portion of the Plan be allocated among various investment options established by the Plan administrator.

          The Company contributions under the Retirement Plan for the persons referred to in the Summary Compensation Table are included in that Table.

EMPLOYEE INCENTIVE PERFORMANCE AWARD PLAN

          The Company has an Employee Incentive Performance Award Plan under which bonuses are distributed to employees. All employees are eligible to receive such awards under flexible criteria designed to compensate for superior division and individual performance during each fiscal year. Awards are generally recommended annually by management and approved by the Board of Directors. Such awards may be constrained by overall Company performance. There were no awards made in 1997 through 1999.

EMPLOYMENT AGREEMENTS

          In September 2000 the Company entered into two-year employment agreements with Terry M. Turpin, Craig H. Price and Matthew S. Bechta. The agreements provide for an annual base salary of $155,000, $135,000 and $130,000 for each of Messrs. Turpin, Price and Bechta, respectively. The agreements provided for a signing bonus that must be repaid to the Company if the executive terminates employment with the Company before August 31, 2001 for any reason other than death or disability. The agreements also contain standard intellectual property and confidentiality provisions.

          The above agreements restrict the individuals' right to compete with the Company and prohibit misappropriation of proprietary rights of the Company, both during and after the term of employment.

OPTIONS TO PURCHASE SECURITIES

         In addition to the plans discussed below, the Company has established the Essex Corporation 2000 Stock Option and Appreciation Rights Plan. See
"PROPOSAL 2 - RATIFICATION OF THE ESSEX CORPORATION 2000 STOCK OPTION AND APPRECIATION RIGHTS PLAN".

         The Company established an Essex Corporation 1999 Stock Option and Appreciation Rights Plan (the "1999 Plan"). The 1999 Plan provides for the grant of options to purchase shares of common stock of the Company, no par value per share (the "Common Stock") which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to persons or consultants, including those who are not employees. The 1999 Plan also provides for grants of stock appreciation rights ("SARs") in connection with the grant of options under this 1999 Plan. The exercise price of an Incentive Option under the 1999 Plan may not be less than the "fair market value" of the shares of Common Stock at the time of grant; the exercise price of Non-Qualified Options and the appreciation base price of SARs are determined at the discretion of the Board of Directors except that the SAR appreciation base price may not be less than 50% of the fair market value of a share of Common Stock on the grant date with respect to awards to persons who are officers or directors of the Company. The 1999 Plan reserves 300,000 shares of Common Stock for option grants. As of September 30, 2000, options for 97,500 had been granted at the price of $2.04 (all to officers and directors). Of this amount, options for 60,000 shares are exercisable. As of September 30, 2000, there remain 202,500 shares available for future grants of options and SARs.

         The Company established a 1998 Stock Option and Appreciation Rights Plan (the "1998 Plan"). The 1998 Plan as presently in effect is similar to the 1999 Plan described above. The 1998 Plan reserves 300,000 shares of Common Stock for option grants. As of September 30, 2000, options for 292,700 shares of the Company's Common Stock were outstanding at prices ranging from $1.00 - $2.04, including options for 175,000 shares held by officers and directors (options for 222,700 shares are exercisable, including exercisable options held by officers and directors of 152,500).

         The Company also has a 1996 Stock Option and Appreciation Rights Plan (the "1996 Plan"). The 1996 Plan as presently in effect is similar to the 1998 and 1999 Plans described above. The 1996 Plan reserves 300,000 shares of Common Stock for option grants. As of September 30, 2000, options for 293,350 shares of the Company's Common Stock were outstanding and exercisable under this Plan at prices ranging from $1.00 - $3.00, including options held by officers and directors to purchase 137,000 shares.

         The Company had an Option and Stock Appreciation Rights Plan which expired on January 31, 1997. As of September 30, 2000, options for 259,150 shares of the Company's Common Stock were outstanding and exercisable under this Plan at a price of $3.00 including options held by officers and directors to purchase 203,000 shares.

         The following Table shows for the fiscal year ended December 26, 1999 for the persons named in the Summary Compensation Table, information with respect to options to purchase Common Stock granted during 1999. No options granted under the stock plans or otherwise were exercised by the persons listed below in 1999.

                           STOCK OPTIONS GRANTS TABLE
                     FOR FISCAL YEAR ENDED DECEMBER 26, 1999

                              Number of
                             Securities
                             Underlying    % Of Total Options/
                              Options        SARs Granted to      Exercise or
                              Granted          Employees in        Base Price    Expiration
           Name                (#)(1)          Fiscal Year           ($/Sh)         Date
========================== ============== =====================  =============  ============

Leonard E. Moodispaw           45,000              33.6               1.00        04/12/09

Harry Letaw, Jr.                ---                ---                ---           ---

Terry M. Turpin                15,000              11.2               1.00        04/12/09

Joseph R. Kurry, Jr.           15,000              11.2               1.00        04/12/09

Craig H. Price                 10,000              7.5                1.00        04/12/09

Matthew S. Bechta              10,000              7.5                1.00        04/12/09


(1)      Such options became exercisable beginning April 13, 1999.

                                       12

     The following Table shows for the fiscal year ended December 26, 1999 for the persons named in the Summary Compensation Table, information with respect to option/SAR exercises and fiscal year-end values for unexercised options/SARs.

             AGGREGATED OPTION/SAR EXERCISES AND FY-END OPTION/SAR VALUES TABLE
                             FOR FISCAL YEAR ENDED DECEMBER 26, 1999

                                                           Number of
                                                          Securities           Value of
                                                          Underlying          Unexercised
                                                          Unexercised         In-the-Money
                                                         Options & SARs      Options & SARs
                                                          at FY-End (#)      at FY-End($)(1)

                              Shares         Value
                           Acquired on     Realized       Exercisable/        Exercisable/
            Name           Exercise (#)      ($)         Unexercisable       Unexercisable
======================== =============== ============ =================== ===================
Leonard E. Moodispaw           ---           ---         135,500/25,000     $23,750/$6,250

Harry Letaw, Jr.(2)            ---           ---           290,000/0              0/0

Terry M. Turpin                ---           ---          53,000/5,000       $6,250/$1,250

Joseph R. Kurry, Jr.           ---           ---          63,500/5,000       $4,500/$1,250

Craig H. Price                 ---           ---          42,500/5,000       $3,125/$1,250

Matthew S. Bechta              ---           ---          39,000/5,000       $3,125/$1,250


(1) Market value of underlying securities based on the closing price of the Company's Common Stock on December 23, 1999 (last trading day prior to December 26, 1999) on the OTC Bulletin Board system of $1.25 minus the exercise price.

(2)      The 290,000 options expired in March 2000.


=============================================================

Certain Transactions

          During calendar years 1999 and 2000, respectively, Essex completed $105,000 and $8,000 of work for VeriTerre Corporation ("VeriTerre") relating to the potential use of the ImSyn(TM) Processor to produce images of underground objects. Dr. Harry Letaw, former Chairman and CEO of Essex, was the Chairman and Founder of VeriTerre. The work was charged to VeriTerre at prevailing Essex commercial rates for these amounts. In connection with Dr. Letaw's resignation from the Board in September 2000, the Company purchased VeriTerre Corporation from Dr. Letaw for $113,000, an amount approximately equal to Dr. Letaw's investment in VeriTerre.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         At the Annual Meeting, nine (9) directors of the Company will be elected, each to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. Each of the nominees named below has consented to serve if elected. In case any of the nominees is not a candidate for director at the Annual Meeting, an event which management does not anticipate, it is intended that the enclosed proxy will be voted for substitute nominee, if any, designated by the Board of Directors and nominated by a person named in the proxy, unless the authority to vote for the management nominee(s) is withheld in the proxy.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

DIRECTORS AND OFFICERS

         JOHN HANNON, age 63, was elected a Director of the Company in September 2000. He is a partner in Networking Ventures, L.L.C., a privately held company dedicated to investing in and guiding technology companies in the expanding optical and information security sector. From 1979 to March 2000, Mr. Hannon served as the Chief Executive Officer of Pulse Engineering, Inc. an information security and signals processing company which was sold in March 2000. Mr. Hannon started his business career in 1963 after serving in the United States Marine Corps. Since that time, he has been involved in numerous entrepreneurial ventures. He is a director of the Armed Forces Communications and Electronics Association (AFCEA).

         ROBERT W. HICKS, age 63, was elected a Director of the Company in August 1988. He has been an independent consultant since 1986. During this period he was engaged for three and one-half years by the State of Maryland Deposit Insurance Fund Corporation, Receiver of several savings and loan associations, first as an Agent and then as a Special Representative (both court-approved positions). He was a principal officer and stockholder in Asset Management & Recovery, Inc., a consulting firm which primarily provided services, directly and as a subcontractor, to the Resolution Trust Corporation and law firms engaged by the Resolution Trust Corporation. Mr. Hicks is also a Director and the Corporate Secretary of the Kirby Lithographic Company, Inc. In 1998 he formed Hicks Little Company, LLC for the purpose of conducting consulting activities.

         RAY M. KEELER, age 69, was elected a Director of the Company in July 1989. Since 1986, he has been an independent consultant to both industry and government organizations in areas related to national and tactical intelligence programs. Mr. Keeler served on the Board of Directors of SEDC from December 1987 through April 1989. From 1988 to November 1995, he was President of CRYTEC, Inc., a service company providing management, business development and technical support to companies involved in classified cryptologic projects. Since December 1995, he has been a consultant to companies involved in national technical intelligence programs. From 1982 to 1986, Mr. Keeler was Director of Program and Budget for the NSA. He received a Bachelor of Arts degree from the University of Wisconsin-Madison in 1957.

         H. JEFFREY LEONARD, age 46, President and founding shareholder of Global Environment Fund, was elected a Director of the Company in September 2000. Dr. Leonard serves as Chairman of the Investment Committee for GEF's five investment funds. He has extensive experience in international private equity and project finance investments, and advanced technology investments in the energy, environmental, applications software, intelligent systems engineering, biological and medical fields. Dr. Leonard also serves as a member of the Board of Directors of Measuring and Monitoring Inc., Aurora Flight Sciences Corp., Athena Technologies, Sorbent Technologies, International Pepsi-Cola Bottlers Limited and Global Forest Products Company Limited. He has served as an advisor to the U.S. Office of Technology Assessment and is a member of the Board of Directors of the National Council for Science and the Environment. Dr. Leonard received a Bachelor of Arts degree in 1976 from Harvard College, a Master of Science degree from the London School of Economics in 1978 and a Doctor of Philosophy degree from Princeton University in 1984.

         FRANK E. MANNING, age 81, Chairman Emeritus, is the founder of the Company. Mr. Manning has served as a Director of the Company since its organization in 1969. Mr. Manning received a Bachelor of Science degree in Economics from Franklin and Marshall College in 1942, and a Masters of Letters degree in Industrial Relations from the University of Pittsburgh in 1946.

         MARIE S. MINTON, age 39, is a Nominee for Director of the Company. Ms. Minton is the Chief Financial Officer and Director of Global Environment Fund, an international, private equity, investment management firm. Ms. Minton has been a member of the senior management team of GEF since 1994. Before joining GEF, Ms. Minton was the Vice President of Finance for Clean Air Capital Markets Corporation, a boutique investment banking firm. Prior to that, Ms. Minton was an Audit Manager in the Entrepreneurial Services Division of Ernst & Young from 1986 through 1993. Ms. Minton graduated from the University of Virginia in 1996 with a Bachelor of Science degree in Commerce. She is a member of the Virginia Society and American Institute of Certified Public Accountants, the Washington Society of Investment Analysts and the Association for Investment Management and Research. Ms. Minton is a Certified Public Accountant and a Chartered Financial Analyst.

         LEONARD E. MOODISPAW, age 57, was elected Chief Executive Officer of the Company in September 2000. Since rejoining Essex in 1998 he has served as President and a Director of the Company. He previously held the office of Chief Operating Officer until September 2000. Mr. Moodispaw was an employee and consultant with Essex during 1988 to 1993. From 1988 to 1993, he was President of the former Essex subsidiary, System Engineering and Development Corporation
(SEDC), and later served as Essex Chief Administrative Officer and General Counsel. From April 1994 to April 1998, Mr. Moodispaw was President of ManTech Advanced Systems International, Inc. (MASI), a subsidiary of ManTech International Corporation. Early in his career, Mr. Moodispaw was engaged in the private practice of law, and from 1965 to 1978 was a senior manager in the National Security Agency (NSA). He is the Founder of the Security Affairs Support Association (SASA) that brings government and industry together to solve problems of mutual interest. He received a Bachelor of Science degree in Business Administration from the American University in Washington, D.C. in 1965, a Master of Science degree in Business Administration from George Washington University in Washington D.C. in 1969 and Juris Doctor in Law from the University of Baltimore, Maryland in 1977.

         CAROLINE PISANO, age 33, was elected a Director of the Company in September 2000. She is a partner in Networking Ventures, L.L.C., a privately held company dedicated to investing in and guiding technology companies in the expanding optical and information security sector. From August 1996 to March 2000, Ms. Pisano served as the Chief Financial Officer of Pulse Engineering, Inc., an information security and signal processing company which was sold in March 2000. From August 1992 to July 1996 Ms. Pisano served as a senior transactional attorney with the law firm of Wechsler, Selzer, and Gurvitch, Chartered. From June 1988 to August 1990, Ms. Pisano, a Certified Public Accountant, practiced public accounting with Arthur Andersen and Company. Ms. Pisano received her Juris Doctor from the Washington College of Law at the American University in Washington, D.C. Ms. Pisano graduated Magna Cum Laude with a Bachelor of Science degree in Accounting from the University of Maryland.

         TERRY M. TURPIN, age 57, was elected a Director of the Company in January 1997. He is Senior Vice President and Chief Technical Officer for the Company. He joined Essex through merger with SEDC where he was Vice President and Chief Scientist from September 1984 through June 1989. From December 1983 to September 1984 he was an independent consultant. From 1963 through December 1983, Mr. Turpin was employed by NSA. He was Chief of the Advanced Processing Technologies Division for ten years. He holds patents for optical computers and adaptive optical components. Mr. Turpin represented NSA on the Tri-Service Optical Processing Committee organized by the Under Secretary of Defense for Research and Engineering. He received a Bachelor of Science degree in Electrical Engineering from the University of Akron in 1966 and a Master of Science degree in Electrical Engineering from Catholic University in Washington, D.C. in 1970.

         MATTHEW S. BECHTA, age 47, was elected Vice President in October 1993. AS Director of the Processing Systems Group, Mr. Bechta is responsible for the development and delivery of signal processing solutions to government, industry and commercial customers. Mr. Bechta is also the acting Director of Business Operations responsible for program controls, marketing support, information systems, security and purchasing. Mr. Bechta joined Essex in 1989 with the merger of Essex and SEDC. As one of the founders of SEDC, he served in various technical and management capacities since incorporation in 1980. From 1975-1980, Mr. Bechta was employed by NSA as a systems engineer. Mr. Bechta holds a Bachelor of Science degree in Electrical Engineering from Spring Garden College, Pennsylvania and a Master of Science degree in Computer Science from the Johns Hopkins University.

         GERALD J. DAVIEAU, age 44, joined Essex as a result of the merger of Essex with SEDC, which he joined in 1987, and was elected Vice President in November 1997. As technical director of telecommunications systems engineering operations, Mr. Davieau is responsible for design and analysis of wireless satellite applications. He is listed on more than 20 Motorola patent disclosures from work on Iridium(R) and Teledesic(sm) satellite programs. Mr. Davieau was employed by SPACECOM in Gaithersburg, Maryland, 1982-1987. He served in the U.S. Army, 1978 - 1982. Mr. Davieau holds a Bachelor of Science degree in Electrical Engineering from Lehigh University and a Master of Science degree in Electrical Engineering from the University of Maryland.

         KIMBERLY J. DECHELLO, age 39, joined Essex in May 1987 and has served in various administrative and management capacities. She was appointed Chief Administrative Officer in November 1997 and Corporate Secretary in January 1998. Ms. DeChello is responsible for administration, human resources, investor relations and industrial insurance. Ms. DeChello received a Master of Science degree in Human Resources Management in 2000 from the University of Maryland. Ms. DeChello also holds an Associate of Arts degree in Accounting and a Bachelor of Science degree in Criminal Justice/Criminology from the University of Maryland.

         JOSEPH R. KURRY, JR., age 50, joined Essex Corporation in March 1985.He is Treasurer, Chief Financial Officer and Senior Vice President. Mr. Kurry was controller of ManTech International Corporation from December 1979 to March 1985. Mr. Kurry received a Bachelor of Science degree in Business Administration in 1972 from Georgetown University, in Washington, D.C. and is a Certified Public Accountant.

         CRAIG H. PRICE, age 51, was elected Vice President in October 1993. Dr. Price, Director of Optoelectronic Products, is responsible for the development of products utilizing Essex patented optical technologies. Dr. Price joined Essex in 1989 as a result of the merger of Essex and SEDC. Dr. Price had joined SEDC in 1985, with varied assignments in engineering, analysis and advanced technologies. Previously, he served in numerous technical and project positions in the U.S. Air Force during the period 1974 - 1985, and he was awarded the Distinguished Service Medal. Dr. Price holds a Bachelor of Science degree in Electrical Engineering from Kansas State University, a Master of Science degree in Electrical Engineering from Purdue University and a Doctor of Philosophy degree in Electrical Engineering, from Stanford University.

               PROPOSAL 2 -- RATIFICATION OF THE ESSEX CORPORATION
                 2000 STOCK OPTION AND APPRECIATION RIGHTS PLAN

     The Board of Directors established the Essex Corporation 2000 Stock Option and Appreciation Rights Plan (the "2000 Plan"), which plan provides for the issuance of incentive options, non-qualified options and stock appreciation rights. Pursuant to the resolution, the Board of Directors has declared it to be advisable and in the best interests of the Company and its Stockholders that the Company adopt such plan and has directed that the 2000 Plan, as set forth herein, be submitted to the Stockholders of the Company for ratification at the Annual Meeting. Stockholder ratification means that Incentive Options awarded in accordance with the 2000 Plan will receive favorable treatment, as noted below, under Section 422 of the Internal Revenue Code of 1986.

     The following summary of the material provisions of the 2000 Plan set forth herein is not intended to be complete and is qualified in its entirety by reference to the 2000 Plan, a copy of which is attached hereto as Exhibit A to this Proxy Statement.

GENERAL

     The purpose of the 2000 Plan is to induce officers, directors, employees and consultants of the Company (or any of its subsidiaries) who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer such persons incentives and rewards in recognition of their contributions to the Company's progress and to encourage such persons to continue to promote the best interests of the Company. The 2000 Plan provides for the grant to officers, directors, employees and consultants of stock options which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986 (the "Code"), as well as options which do not so qualify ("Non-Qualified Options"). In addition, stock appreciation rights ("SARs") may be granted in conjunction with the grant of Incentive Options and Non-Qualified Options.

     The 2000 Plan provides for the granting of Incentive Options, Non-Qualified Options and SARs with respect to, in the aggregate, up to 300,000 shares of Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits, and other similar events). To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period of exercisability specified therein, it will expire as to the then unexercised portion. If any Incentive Option, Non-Qualified Option or SAR terminates prior to exercise thereof and during the duration of the 2000 Plan, the shares of Common Stock as to which such option or right was not exercised will become available under the 2000 Plan for the grant of additional options or rights to any eligible officer, director, employee and consultant. The shares of Common Stock subject to the 2000 Plan may be made available from either authorized but unissued shares, treasury shares, or both. The 2000 Plan became effective upon adoption by the Board of Directors, subject to its approval by the affirmative vote of the holders of a majority of the company's outstanding voting stock entitled to vote thereon. In the event that the 2000 Plan is not approved by the Stockholders, the 2000 Plan shall remain in force; however, all options granted thereunder shall automatically be deemed to be Non-Qualified Options.

     As of the date hereof: (a) there have been no options or rights granted under the 2000 Plan, and (b) an aggregate of 46 persons are eligible to participate in the 2000 Plan including 39 employees (including 14 executive officers and directors) of the Company entitled to receive Incentive Options under the 2000 Plan and 7 persons (all directors) who may receive Non-Qualified Options under the 2000 Plan. Consultants engaged by the Company from time to time are also expected to be eligible to receive Non-Qualified Options under the 2000 Plan.

ADMINISTRATION

     The 2000 Plan will be administered by: (a) the Board of Directors or (b) in the discretion of the Board of Directors, by a committee (the "Committee") of the Board of Directors of two or more members of the Board of Directors, each of whom is a "Non-Employee" director as such term is defined by Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors or the Committee generally has the authority to determine the individuals to whom and the date on which options and rights are to be granted, the number of shares of stock to be subject to each option and right, the exercise price of shares of stock subject to options and rights, the terms of any vesting or forfeiture schedule and the other terms and provisions of each option and right.

SECTION 16(B) COMPLIANCE

     It is intended that transactions pursuant to the 2000 Plan will satisfy the conditions of Rule 16b-3, as amended, promulgated under Section 16 of the Exchange Act. Section 16(b) of the Exchange Act provides that any so-called "short swing profits," that is, a profit realized by an officer, director, or owner of 10 percent or more of the outstanding securities on a purchase and a sale of stock within a six-month period, are recoverable by the issuer of the securities. Although the application of Section 16(b) (and the rules promulgated thereunder) is complex, Rule 16b-3 generally mitigates the impact of Section 16(b) by providing an exemption from the liability provisions for transactions which satisfy the conditions of Rule 16b-3.

ELIGIBILITY AND EXTENT OF PARTICIPATION

     Incentive Options may be granted pursuant to the 2000 Plan only to employees of the Company (or any subsidiary). Non-Qualified Options and SARs may be granted pursuant to the 2000 Plan to officers, directors, employees or consultants of the Company or any subsidiary.

     There is no minimum number of shares of Common Stock with respect to which an option or right may be granted. However, if the aggregate fair market value of shares with respect to which Incentive Options are exercisable for the first time by any employee during any calendar year (under all stock option plans of the Company) exceeds $100,000, such excess options shall be treated as Non-Qualified Options. For the purpose of the foregoing limitation, the fair market value of shares subject to an Incentive Option is to be determined as of the time the option is granted.

     The Board of Directors or the Committee may require, as a condition of granting any option or right, that the optionee enter into a stock option agreement which shall require, among other things, the agreement by the employee with the Company that the employee not sell or otherwise dispose of shares acquired pursuant to the exercise of an Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of transfer of the Common Stock, absent the written approval,consent or waiver of the Board of Directors or Committee.

PURCHASE PRICE AND EXERCISE OF OPTIONS

     The price at which shares of Common Stock covered by an option may be purchased shall be determined by the Board of Directors or the Committee; however, the purchase price of shares of Common Stock issuable upon exercise of an Incentive Option must not be less than 100 percent of the fair market value of such shares on the date the Incentive Option is granted. Any cash proceeds received by the Company from the exercise of the options will be used for general corporate purposes.

EXPIRATION AND TRANSFER OF OPTIONS

     The Board of Directors or the Committee has the sole discretion to fix the period within which any Incentive or Non-Qualified Option may be exercised. Any Incentive Option granted under the 2000 Plan to a 10 percent or less stockholder and any Non-Qualified Option shall be exercised during a period not more than ten years from the date of grant and any Incentive Option granted to a greater than 10 percent stockholder shall be exercised within five years from the date of grant. No Incentive Options may be granted under the 2000 Plan more than ten years after the date of adoption of the 2000 Plan.

     Options granted under the 2000 Plan are not transferable except upon death. Incentive options generally may be exercised only while the option holder is employed by the Company, or in some cases, within three months of termination of employment. In the event of disability of an option holder, incentive options may be exercised to the extent of the accrued right to purchase the option within one year of termination of employment due to disability. In the event of death of an option holder, incentive options may be exercised prior to expiration of the option within three years after the date of death, whichever period of time is shorter. In the event of retirement of an optionholder, options may be exercised at any time within the remaining term of such option.

     Upon a reorganization, merger or consolidation of the Company as a result of which the outstanding Common Stock is changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company, the 2000 Plan will terminate and all outstanding options previously granted thereunder shall terminate, unless provision is made in connection with such transaction for the continuance of the 2000 Plan or for the assumption of options therefore granted. If the 2000 Plan and unexercised options are to terminate pursuant to such transaction, persons owning any unexercised portions of options then outstanding will have the right, prior to the consummation of the transaction, to exercise the unexercised portions of their options, including the portions thereof which would, but for such transaction, not yet be exercisable.

FEDERAL INCOME TAX CONSIDERATIONS

     In case of Incentive Options, no taxable gain will be realized by an option holder upon grant or exercise of the option, and the Company will not be entitled to a tax deduction at the time any such option is granted or exercised subject to holding period requirements. However, the excess of the fair market value of any stock received over the option price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture.

     The treatment for federal income tax purposes of Non-Qualified Options depends on whether the option has a readily ascertainable fair market value at the time it is granted. Because the Non-Qualified Options are not actively traded on an established market and because it is likely that the Non-Qualified Options will be nontransferable by the optionee or will not be immediately exercisable, it is expected that the Non-Qualified Options will not have a readily ascertainable fair market value. If a Non-Qualified Option does not have a readily ascertainable fair market value at the time of the grant, there is no taxable event at grant; rather, the excess of (i) the fair market value of the Common Stock on the date it is acquired pursuant to exercise of the option over
(ii) the exercise price, plus the amount, if any, paid for the option must be included in the optionee's gross income at the time of the receipt of stock pursuant to exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. If stock received pursuant to the exercise of a Non-Qualified Option is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the optionee may nevertheless elect to include such amount in gross income when the stock is received pursuant to exercise of the option.

     Under Section 280G of the Code, certain persons who receive compensation payments in connection with a change in control of a company may be subject to a 20 percent excise tax and the issuer may lose its tax deduction with respect to such payments. These rules may apply to options and rights granted under the 2000 Plan. The determination of the application of these rules will depend upon a number of factual matters not determinable at this time. It should be realized, however, that these rules may affect the ability of the Company to secure a tax deduction on the exercise of certain Non-Qualified Options granted under the 2000 Plan.

     The tax consequences summarized above may change in the event of amendment to the Code or the regulations adopted thereunder.

EXERCISE OF OPTIONS; SARS

     Generally, an option will be exercised by the tender in cash of the total exercise price for the shares of stock which the option is being exercised. The Board of Directors or the Committee may, however, permit an optionee to pay all or a portion of the exercise price by delivering to the Company shares of Common Stock having an aggregate fair market value at least equal to such total exercise price. An option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes (a "cashless exercise") provided all documentation and procedures are approved in advance by the Board or the Committee. The Company has the authority under the 2000 Plan to assist any employee of the Company with the payment of the purchase price of the Common Stock by lending the amount of the purchase price to the employee, on terms, including rate of interest and security for the loan, as the Board of Directors shall authorize.

     The Board of Directors or the Committee may, in its discretion, at any time prior to the exercise of any option, grant in connection with such option the right to surrender part or all of such option to the extent the option is exercisable, and receive an amount (payable in cash, shares of the Company's Common Stock or combination thereof as determined by the Board of Directors or the Committee) equal to the difference between the then fair market value of the shares issuable upon the exercise of the option (or portions thereof
surrendered)   and  the  exercise  price  of  the  option  or  portion   thereof
surrendered.

AMENDMENTS TO THE 2000 PLAN

     The Board of Directors may at any time terminate the 2000 Plan or make such amendments thereto as it deems advisable and in the best interests of the Company, without action on the part of the Company's stockholders, unless such approval is required pursuant to Section 422 of the Code or other federal or state law. Such amendments may include, without limitation, changes in the number of shares reserved for issuance under the plan, the class or classes of individuals eligible to participate therein and the manner of administration and duration of the plan.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE ESSEX CORPORATION 2000 STOCK OPTION AND APPRECIATION RIGHTS PLAN.
              UNLESS MARKED TO THE CONTRARY, SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RECEIVED FROM STOCKHOLDERS
                      WILL BE VOTED IN FAVOR OF PROPOSAL 2.

                PROPOSAL 3 -- RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors has, upon recommendation of the Audit Committee, selected Stegman & Company as independent auditors of the Company for the fiscal year ending December 31, 2000, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting.

     Stegman & Company representatives will be present at the Annual Meeting to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL
      TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS AND, UNLESS MARKED
              TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS
                  WILL BE VOTED IN FAVOR OF SUCH RATIFICATION.

                                  OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. If any other matter requiring a vote of the Stockholders is properly brought before the Annual Meeting, it is the intention of the persons appointed as proxies to vote with respect to any such matter in accordance with their best judgment.

     It is important that proxies be returned promptly. Stockholders, whether or not they expect to attend the Annual Meeting in person, are urged to complete, sign and return the accompanying proxy in the enclosed envelope which requires no postage if mailed in the United States.

                STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Any proposal subject to Rule 14a-8 which a Stockholder wishes to have presented at the next Annual Meeting of Stockholders, expected to be held during November 2001, must be received at the office of the Company at 9150 Guilford Road, Columbia, Maryland 21046-1891 no later than March 31, 2001. In order for a Stockholder proposal submitted outside Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposals must be received by the Company no later than August 1, 2001.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     A copy of the Company's Annual Report on Form 10-KSB for the year ended December 26, 1999 accompanies this Proxy Statement. Additional copies of this report may be obtained by written request to the Secretary at the address indicated below. Such report is not part of the proxy solicitation materials.

                               REFERENCE DOCUMENTS

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 26, 1999 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE SECRETARY, ESSEX CORPORATION, 9150 GUILFORD ROAD, COLUMBIA, MARYLAND 21046-1891. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Kimbery J. DeChello
                                            ----------------------------------
                                            KIMBERLY J. DECHELLO
                                            Secretary

                                    EXHIBIT A

                                ESSEX CORPORATION
                 2000 STOCK OPTION AND APPRECIATION RIGHTS PLAN

                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

         Section 1.1. Essex Corporation (the "Company"), a Virginia corporation, hereby establishes a stock option and appreciation rights plan to be named the Essex Corporation 2000 Stock Option and Appreciation Rights Plan (the "2000 Plan").

         Section 1.2. The purpose of this 2000 Plan is to induce persons who are officers, directors, employees and consultants of the Company or any of its subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer said persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage said persons to continue to promote the best interests of the Company. This 2000 Plan provides for the grant of options to purchase shares of common stock of the Company, no par value per share (the "Common Stock") which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to persons or consultants, including those who are not employees. This 2000 Plan also provides for grants of stock appreciation rights ("SARs") in connection with the grant of options under this 2000 Plan. Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require.

         Section 1.3. All options and other rights previously granted by the Company under any other plan previously adopted by the Company shall continue to be governed by such plan. All Options granted hereunder on or after the date that this 2000 Plan has been approved and adopted by the Company's board of directors (the "Board of Directors") shall be governed by the terms and conditions of this 2000 Plan unless the terms of such Option specifically indicate that it is not to be so governed.

                                   ARTICLE II
                                 ADMINISTRATION

         Section 2.1. All determinations under this 2000 Plan concerning the selection of persons eligible to receive awards under this 2000 Plan and with respect to the timing, pricing and amount of an award under this 2000 Plan shall be made by the administrator (the "Administrator") of this 2000 Plan. The Administrator shall be either: (a) the Board of Directors or (b) in the discretion of the Board of Directors by a committee (the "Committee") of the Board of Directors of two or more members of the Board of Directors, each of whom is a "Non-Employee director" as such term is defined by Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In such case, a majority of the total number of members of the Committee shall be necessary to constitute a quorum; and (i) the affirmative act of a majority of the members present at any meeting at which a quorum is present, or (ii) the approval in writing by a majority of the members of the Committee shall be necessary to constitute action by the Committee.

         With respect to persons subject to Section 16 of the Exchange Act, transactions under this 2000 Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of this 2000 Plan or action by the Administrator fails to so comply, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Administrator.

         Section 2.2. The provisions of this 2000 Plan relating to Incentive Options are intended to comply in every respect with Section 422 of the Code ("Section 422") and the regulations promulgated thereunder. In the event that any future statute or regulation shall modify Section 422, this 2000 Plan shall be deemed to incorporate by reference such modification. Any stock option agreement relating to the grant of any Incentive Option pursuant to this 2000 Plan, which option is outstanding and unexercised at the time that any modifying statute or regulation becomes effective, shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the Optionee (as hereinafter defined). Any stock option agreement relating to an Incentive Option shall provide that the

Optionee (as hereinafter defined) hold the stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of exercise of such Incentive Option, absent the written approval, consent or waiver of the Administrator.

         Section 2.3. If any provision of this 2000 Plan is determined to disqualify the shares of Common Stock purchasable upon exercise of an Incentive Option granted under this 2000 Plan from the special tax treatment provided by
Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify such shares of Common Stock for said tax treatment.

         Section 2.4. The Company shall grant Options under this 2000 Plan in accordance with determinations made by the Administrator pursuant to the provisions of this 2000 Plan. All Options granted pursuant to this 2000 Plan shall be clearly identified as Incentive Options or Non-Qualified Options. The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out this 2000 Plan and take such action in the administration of this 2000 Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board of Directors or, subject to the supervision of the Board of Directors, the Committee, as the Administrator, shall have plenary discretion, subject to the express provisions of this 2000 Plan, to determine which officers, directors, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), whether Rights under Section 7.6 hereof shall be granted, the terms and provisions of the respective option agreements (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of this 2000 Plan. The interpretation and construction of any provision of this 2000 Plan by the Administrator (unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons.

         Section 2.5. No member of the Administrator shall be liable for any action or determination made in good faith with respect to administration of this 2000 Plan or the Options granted hereunder. A member of the Administrator shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies arising out of such member's participation in the administration of this 2000 Plan.

                                   ARTICLE III
                      TOTAL NUMBER OF SHARES TO BE OPTIONED

         Section 3.1. There shall be reserved for issuance or transfer upon exercise of Options to be granted from time to time under this 2000 Plan an aggregate of 300,000 shares of Common Stock of the Company (subject to adjustment as provided in Article VIII hereof). The shares issued upon exercise of any Options granted under this 2000 Plan may be shares of Common Stock previously issued and reacquired by the Company at any time or authorized but unissued shares of Common Stock, as the Board of Directors from time to time may determine.

         Section 3.2. In the event that any Options outstanding under this 2000 Plan for any reason expire or are terminated without having been exercised in full or shares of Common Stock subject to Options are surrendered in whole or in part pursuant to Rights granted under Section 7.6 hereof (except to the extent that shares of Common Stock are issued as payment to the holder of the Option upon such surrender) the unpurchased shares of Common Stock subject to such Option and any such surrendered shares of Common Stock may again be available for transfer under this 2000 Plan.

         Section 3.3. No Options shall be granted pursuant to this 2000 Plan to any Optionee after the tenth anniversary of the date that this 2000 Plan is adopted by the Board of Directors.

                                   ARTICLE IV
                                   ELIGIBILITY

         Section 4.1. Non-Qualified Options may be granted pursuant to this 2000 Plan to officers, directors, employees and consultants of the Company (or any of its subsidiaries) selected by the Administrator, and Incentive Options may be granted pursuant to this 2000 Plan only to employees (including officers and directors who are also employees) of the Company (or any of its subsidiaries) selected by the Administrator. Persons granted Options pursuant to this 2000 Plan are referred to herein as "Optionees." For purposes of determining who is an employee with respect to eligibility for Incentive Options, Section 422 shall govern. The Administrator may determine (in its sole discretion) that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this 2000 Plan.

         Section 4.2. The Administrator will (in its discretion) determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares of Common Stock subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which such Options may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; provided, however, no Option will be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his or her present and potential contributions to the Company, and such other factors which are deemed relevant in accomplishing the purpose of this 2000 Plan.

                                    ARTICLE V
                         TERMS AND CONDITIONS OF OPTIONS

         Section 5.1. Each Option granted under this 2000 Plan shall be evidenced by a stock option certificate and agreement (the "Stock Option Certificate and Agreement") in a form consistent with this 2000 Plan, provided that the following terms and conditions shall apply:

         (a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option Certificate and Agreement and shall be determined by the Administrator, provided that the option price for any Incentive Option shall not be less than the "fair market value" of the shares of Common Stock at the time of grant determined in accordance with
Section 5.1(b) below. Notwithstanding the foregoing, if an Incentive Option to purchase shares of Common Stock is granted pursuant to this 2000 Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary), not including the shares of Common Stock obtainable upon exercise of the Option, the minimum exercise price of such Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant determined in accordance with Section 5.1(b) below.

         (b) The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Company and its officers, directors, employees and consultants. The determination of the fair market value shall be based upon the following: (i) if the shares of Common Stock are not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the shares of Common Stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the shares of Common Stock in arms-length transactions; or (ii) if the shares of Common Stock are not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of such stock on the date of grant as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on that day, then upon the basis of the mean of the last reported closing bid and closing asked prices for such stock on that day or on the date nearest preceding that day; or (iii) if the shares of Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange on the date of grant or, if the shares of Common Stock were not traded on such date, upon the basis of the last reported sale or transaction price on the date nearest preceding that date. The Administrator shall also consider such other factors relating to the fair market value of the shares of Common Stock as it shall deem appropriate.

         (c) For the purpose of determining whether an Optionee owns more than ten percent (10%) of the voting power of all classes of stock of the Company, an Optionee is considered to own those shares which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a shareholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of the Company.

         (d) Notwithstanding any other provision of this 2000 Plan, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate fair market value (determined at the time the Option is granted) of the shares of Common Stock of the Company with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company, its subsidiary corporations and its parent (if any) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

         (e) An Optionee may, in the Administrator's discretion, be granted more than one Incentive Option or Non-Qualified Option during the duration of this 2000 Plan, and may be issued a combination of Non-Qualified Options and Incentive Options; provided, however, that non-employees are not eligible to receive Incentive Options.

         (f) The duration of any Option and any Right related thereto shall be within the sole discretion of the Administrator; provided, however, that any Incentive Option granted to a ten percent (10%) or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than ten percent (10%) stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

         (g) An Option and any Right related thereto shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

         (h) The Administrator may impose such other or further conditions on any transaction under the 2000 Plan, including without limitation, the grant or award of any Option or the exercise or other disposition thereof, as it, in its discretion, may deem necessary or advisable in order to exempt the transaction from Section 16(b) of the Exchange Act, including without limitation thereto, the approval or ratification of the transaction by shareholders or a six-month restriction on disposition of the Option or the Common Stock issuable upon exercise thereof.

                                   ARTICLE VI
                        EMPLOYMENT OR SERVICE OF OPTIONEE

         Section 6.1. If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Non-Qualified or Incentive Option shall terminate immediately. "Cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

         Section 6.2. If the employment or service of the Optionee is terminated by either the Optionee or the Company for any reason other than for cause, death, retirement or for disability, as defined in Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

         Section 6.3. In the case of an Optionee who becomes disabled, as defined by Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Incentive Option shall, subject to the provisions of
Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

         Section 6.4. In the event of the death of an Optionee, the option rights of such Optionee under any then outstanding Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of death. If a person or estate acquires the right to exercise an Incentive Option by bequest or inheritance, the

Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

         Section 6.5. If an Optionee to whom an Option has been granted under this 2000 Plan retires from his employment or service with the Company or any of the Subsidiaries under a retirement plan or policy of the Company and its Subsidiaries or at his or her normal retirement date or earlier with the approval or consent of the Company or such Subsidiary, or as a result of the Disability as defined in Section 22(e)(3) of the Code, such Option shall continue to be exercisable in whole or in part, to the extent not therefore exercised, by the Optionee to whom granted in the manner set forth in this 2000 Plan, at any time within the remaining term of such Option.

         Section 6.6. The Administrator may also provide that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, and may also set such other targets, restrictions or other terms relating to the employment of the Optionee which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option granted to any employee.

         Section   6.7.   Except  in  the  event  of   termination   for  cause,
Non-Qualified Options shall be exercisable during such term as determined at the time of grant by the Administrator.

         Section 6.8. Options granted under this 2000 Plan shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

         Section 6.9. Nothing contained in this 2000 Plan, or in any Option granted pursuant to this 2000 Plan, shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.

                                   ARTICLE VII
                               PURCHASE OF SHARES

         Section 7.1. Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which the Option is exercised and written notice of the exercise. The right to purchase shares of Common Stock shall be cumulative so that, once the right to purchase any shares of Common Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to exercise the Option from time to time, in accordance with this 2000 Plan, as to the remaining number of shares of Common Stock subject to the Option. The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check.
Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his or her Option by tendering to the Company shares of Common Stock of the Company owned by him or her and having an aggregate fair market value at least equal to the full exercise price. The fair market value of any shares of Common Stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof.

         Section 7.2. Except as provided in Article VI above, an Option may not be exercised unless the holder thereof is an officer, director, employee, or consultant of the Company at the time of exercise.

         Section 7.3. No Optionee, or Optionee's executor, administrator, legatee, or distributee or other permitted transferee, shall be deemed to be a holder of any shares of Common Stock subject to an Option for any purpose whatsoever unless and until a stock certificate or certificates for such shares are issued to such person under the terms of this 2000 Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Article VIII hereof.

         Section 7.4. If: (i) the listing, registration or qualification of the Options issued hereunder, or of any securities issuable upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the

Options, or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.

         Section 7.5. An Optionee may be required to represent to the Company as a condition of his or her exercise of Options issued under this 2000 Plan that:
(i) the Subject Securities acquired upon exercise of his or her Option are being acquired by him or her for investment purposes only and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of this 2000 Plan and the subject Option.

         Section 7.6. The Administrator may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, the right (previously defined as an "SAR" or collectively, the "SARs") to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of Common Stock valued at the then fair market value, or a combination thereof as determined by the Administrator) equal to the difference (the "Spread") between the then fair market value of the shares of Common Stock issuable upon the exercise of the Option (or portions thereof surrendered) and the option price payable upon the exercise of the Option (or portions thereof surrendered). Such SARs may be included in an Option only under the following conditions: (a) the SARs will expire no later than the expiration of the underlying Option; (b) the SARs may be for no more than one hundred percent (100%) of the Spread; (c) the SARs are transferable only when the underlying Option is transferable and under the same conditions; (d) the SARs may be exercised only when the underlying Option is eligible to be exercised; and (e) the SARs may be exercised only when the Spread is positive, i.e., when the market price of the stock subject to the Option exceeds the exercise price of the Option.

         Section 7.7. An Option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Administrator.

                                  ARTICLE VIII
                    CHANGE IN NUMBER OF OUTSTANDING SHARES OF
                    STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.

         Section 8.1. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under this 2000 Plan, including the maximum number that may be granted to any one person. In addition, the Administrator shall make appropriate adjustments in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option and with a corresponding adjustment in the option price per share. Any such adjustment made by the Administrator shall be conclusive.

         Section 8.2. The grant of an Option pursuant to this 2000 Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         Section 8.3. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, this 2000 Plan shall terminate, and all outstanding Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of this 2000 Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this 2000 Plan and options theretofore granted shall continue in the manner and under the terms so provided. If this 2000 Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable.

                                   ARTICLE IX
                       DURATION, AMENDMENT AND TERMINATION

         Section 9.1. The Board of Directors may at any time terminate this 2000 Plan or make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to Section 422 of the Code or the regulations thereunder or other federal or state law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, materially adversely affect or impair the rights of such individual under such Option. Pursuant to Section 422(b) of the Code, no Incentive Option may be granted pursuant to this 2000 Plan after ten years from the date this 2000 Plan is adopted or the date this 2000 Plan is approved by the stockholders of the Company, whichever is earlier.

                                    ARTICLE X
                                  RESTRICTIONS

         Section 10.1. Any Options and shares of Common Stock issued pursuant to this 2000 Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Administrator, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. In addition, the Administrator may in any Stock Option Certificate and Agreement impose such other restrictions upon the disposition or exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine. By accepting an award pursuant to this 2000 Plan, each Optionee shall thereby agree to any such restrictions.

         Section 10.2. Any certificate issued to evidence shares of Common Stock issued pursuant to an Option shall bear such legends and statements as the Committee, the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No shares of Common Stock will be delivered pursuant to exercise of the Options granted under this 2000 Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Committee, the Board of Directors or counsel to the Company deems necessary or advisable.

                                   ARTICLE XI
                              FINANCIAL ASSISTANCE

         Section 11.1. The Company is vested with authority under this 2000 Plan to assist any employee to whom an Option is granted hereunder (including any officer or director of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of such Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board of Directors. Any such assistance shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.

                                   ARTICLE XII
                              APPLICATION OF FUNDS

         Section 12.1. The proceeds received by the Company from the issuance and sale of Common Stock upon exercise of Options granted pursuant to this 2000 Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board of Directors.

                                  ARTICLE XIII
                              EFFECTIVENESS OF PLAN

         Section 13.1. This 2000 Plan shall become effective upon adoption by the Board of Directors, and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3 above. This 2000 Plan must be approved by the Company's stockholders in accordance with the applicable provisions (relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder. If such stockholder approval is not obtained within one year of the adoption of this 2000 Plan by the Board of Directors or within such other time period required under Section 422 of the Code and the regulations thereunder, this 2000 Plan shall remain in force, provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

         IN WITNESS WHEREOF, pursuant to the approval of this 2000 Plan by the Board of Directors, this 2000 Plan is executed and adopted as of the 6th day of September, 2000.

                                ESSEX CORPORATION

ESSEX CORPORATION, 9150 Guilford Road, Columbia, Maryland 21046

               Board of Directors Proxy for the Annual Meeting of Stockholders


         The undersigned hereby appoints Leonard E. Moodispaw, Terry M. Turpin, and Joseph R. Kurry, Jr. proxies with full power of substitution in them to vote all shares of common stock and preferred stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Essex Corporation to be held on December 4, 2000 at Oriole Park at Camden Yards, 555 Russell Street, 6th Floor Banquet Room, Baltimore, Maryland at 1:00 p.m. (arrival time between 12:00 noon and 1:00 p.m., see proxy for further details), and at any adjournment or adjournments of such meeting, with all powers which the undersigned would possess if personally present. Without limiting the generality of the foregoing, said proxies are authorized to vote as follows:

1.   Election of Directors

                  FOR all nominees listed below       WITHHOLD AUTHORITY
                                                ----                     ----

INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

                  JOHN G. HANNON
                  ROBERT W. HICKS
                  RAY M. KEELER
                  H. JEFFREY LEONARD
                  FRANK E. MANNING
                  MARIE S. MINTON
                  LEONARD E. MOODISPAW
                  CAROLINE S. PISANO
                  TERRY M. TURPIN

2. Ratification of the Essex Corporation 2000 Stock Option and Appreciation Rights Plan. (Board of Directors Favors a Vote For Approval.)

                  APPROVE         DISAPPROVE              ABSTAIN
                          ----               ----                  ----

3. Confirm Stegman & Company as independent auditors for the company. (Board of Directors Favors a Vote For Approval.)

                  APPROVE         DISAPPROVE              ABSTAIN
                          ----               ----                  ----

4.   Act upon such other business as may properly come before the meeting.

Every properly signed Proxy will be voted in accordance with the specification made thereon. If not otherwise specified, this Proxy will be voted FOR the election of all director nominees and to approve the above stated proposals.

Receipt is hereby acknowledged of the Notice of Meeting and Proxy Statement of Essex Corporation dated November 10, 2000.

I will attend       I will not attend the Meeting
              ----                                ----

                               ----------------------------------------------
                               Signature of Stockholder                  Date


                               ----------------------------------------------
                               Signature of Stockholder                  Date

                                 Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE POSTAGE-PREPAID ENVELOPE THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ESSEX CORPORATION